FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
     Investments, at market (identified cost $2,097,097)            $ 2,553,243
     Receivables:
          Dividends and interest                                          1,283
          Fund shares sold                                               21,056
          Reimbursement by manager                                       38,450
     Deferred organization costs                                          4,480
     Other assets                                                         1,509
                                                                    -----------
                Total assets                                          2,620,021
                                                                    -----------

LIABILITIES:
    Payables:
         Investment securities purchased                                 18,387
         Accrued expenses                                                11,229
                                                                    -----------
                Total liabilities                                        29,616
                                                                    -----------

NET ASSETS                                                          $ 2,590,405
                                                                    ===========

NET ASSETS CONSIST OF:
    Common stock                                                    $       150
    Additional capital paid - in                                      2,082,230
    Undistributed net investment income                                 (14,744)
    Accumulated realized loss on investments                             66,623
    Net unrealized gain on investments                                  456,146
                                                                    -----------

         Total Net Assets                                           $ 2,590,405
                                                                    ===========

Shares outstanding (500,000,000 shares of $0.001
    par value authorized)                                               149,661

Net Asset Value, offering and redemption price per share            $     17.31
                                                                    ===========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                          1998           1997
                                                      -----------     ---------
OPERATIONS:
  Net investment income (loss)                        $   (14,744)    $  (1,195)
  Net realized gain on investments                         68,147         5,357
  Change in unrealized appreciation on investments        314,248       126,582
                                                      -----------     ---------
  Net increase in net assets from operations              367,651       130,744
                                                      -----------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                        --        (1,712)
  Net realized gains                                       (6,727)         (151)
                                                      -----------     ---------
  Total distributions                                      (6,727)       (1,863)
                                                      -----------     ---------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                             1,662,691       438,766
  Proceeds from shares issued to holders
  In reinvestment of dividends                              6,727         1,662
  Cost of shares redeemed                                (401,653)      (73,472)
Net increase in net assets from Fund share
Transactions                                            1,267,765       366,956

TOTAL INCREASE IN NET ASSETS                            1,628,689       495,837
                                                      -----------     ---------
NET ASSETS:
  Beginning of period                                     961,716       465,879
                                                      -----------     ---------
  End of period                                       $ 2,590,405     $ 961,716
                                                      ===========     =========

See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                 May 17, 1996(1)
                                   Year Ended       Year Ended        through
                                   October 31,      October 31,     October 31,
                                      1998             1997            1996
                                    --------         --------        --------

NET ASSET VALUE-
BEGINNING OF PERIOD                 $  13.23       $  10.59        $  10.00

INVESTMENT OPERATIONS:
Net Investment Income                  (0.10)         (0.01)(2)        0.04
Net Realized and
Unrealized Gain on
Investments                             4.27           2.69            0.55
                                    --------       --------        --------
Totals from Investment
Operations                              4.17           2.68            0.59
                                    --------       --------        --------

DISTRIBUTIONS:
From Net
Investment Income                         --          (0.04)             --
From Net Realized
Capital Gains                          (0.09)            --              --
                                    --------       --------        --------
Total Distributions                    (0.09)            --              --
                                    --------       --------        --------

NET ASSET VALUE-
END OF PERIOD                       $  17.31       $  13.23        $  10.59
                                    ========       ========        ========

TOTAL RETURN                          31.52%         25.41%           5.90%(3)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
(in 000's)                          $ 52,590       $    961        $    466
Ratio of Expenses to
Average Net Assets(4,5)                1.75%          1.75%           1.42%
Ratio of Net Investment
Income to Average Net
Assets                               (0.86)%        (0.18)%           0.86%
Portfolio Turnover Rate               66.49%         27.07%          21.61%

(6)  Commencement of Operations
(7) Net Investment Loss is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(8)  Not annualized for the period May 17, 1996 through October 31, 1996.
(9)  Annualized for the period may 17, 1996 through October 31, 1997.
(10) Without expense waivers of $51,285, $94,353 and $47,931 for the periods ending October 31, 1998, 1997 and 1996 respectively, the ratio of expenses to average net assets would have been 4.73$, 16.08% and 49.81% and the ratio of net investment (loss) to average net assets would have been (3.85)%, (14.51)% and (47.52)%. See Notes to Financial Statements

THE NOAH FUND
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                                         Value
                                                        Shares          (Note 2)
                                                        ------          --------
COMMON STOCK -- 96.89%

    ADVERTISING -- 0.45%
      Interpublic Group of Companies, Inc.                                11,700
                                                           200
                                                                      ----------
    BANKING --5.59%
      CitiGroup, Inc.                                                     65,800
                                                         1,400
      Comerica, Inc.                                                       6,450
                                                           100
      Fifth Third Bancorp                                                 26,500
                                                           400
      First Tennessee National Corp                                       12,675
                                                           400
      Mellon Bank Corp                                                     6,013
                                                           100
      National Commercial Bancorp                                         10,650
                                                           600
      Northern Trust Corp                                                 16,594
                                                           225
                                                                      ----------
                                                                         144,682
                                                                      ----------

    BUILDING CONSTRUCTION -- 0.31%
      Champion Enterprises                                                 7,950
                                                           400
                                                                      ----------
    BUSINESS SERVICES -- 2.68%
      Automatic Data Processing, Inc.                                     38,906
                                                           500
      Computer Sciences Corp*                                             10,550
                                                           200
      Paychex, Inc.                                                       19,900
                                                           400
                                                                      ----------
                                                                          69,356
                                                                      ----------
    CABLE TELEVISION SERVICES -- 1.24%
      Comcast Corp                                                        32,094
                                                           650
                                                                      ----------
    COMPUTER & OFFICE EQUIPMENT -- 11.77%
      Cisco Systems, Inc.*                                               106,628
                                                         1,692
      Compaq Computer Corp                                                12,650
                                                           400
      Dell Computer*                                                      62,344
                                                           950
      Intel Corp.                                                         84,728
                                                           950
      Pitney Bowes, Inc.                                                  38,544
                                                           700
                                                                      ----------
                                                                         304,894
                                                                      ----------
    CONSUMER PRODUCTS  --  4.33%
      Colgate Palmolive Co.                                               61,863
                                                           700
      Ecolab, Inc.                                                        11,950
                                                           400
      The Clorox Company                                                  38,238
                                                           350
                                                                      ----------
                                                                         112,051
                                                                      ----------
    FINANCIAL SERVICES -- 9.25%
      Associates First Capital Corp
                                                           300            21,150
      Capital One Financial Corp
                                                           250            25,438
      Fannie Mae                                                          63,731
                                                           900
      Federal Home Loan Mortgage Corp                                     69,000
                                                         1,200
      Finova Group                                                         9,750
                                                           200
      MBNA Corp                                                           30,797
                                                         1,350
      Providian Financial Corp                                            19,844
                                                           250
                                                                      ----------
                                                                         239,710
                                                                      ----------
    FOOD & BEVERAGE -- 3.60%
      Coca-Cola Co.                                                       74,388
                                                         1,100
      Sysco Corp*                                                         18,856
                                                           700
                                                                      ----------
                                                                          93,244
                                                                      ----------
    HUMAN RESOURCES -- 0.14%
      Romac International, Inc.*                                           3,500
                                                           200
                                                                      ----------
    INSURANCE  -- 3.39%
      General Re Corp                                                     87,875
                                                           400
                                                                      ----------
    INTERNET SERVICES -- 6.35%
      Amazon, Inc.*                                                       25,287
                                                           200
      America Online, Inc.                                                78,779
                                                           620
      Lycos, Inc.*                                                         8,125
                                                           200
      Yahoo, Inc.*                                                        52,338
                                                           400
                                                                      ----------
                                                                         164,529
                                                                      ----------
    MANUFACTURING -- 0.71%
      Danaher Corp                                                        11,981
                                                           300
      Illinois Tool Works
                                                           100             6,413
                                                                      ----------
                                                                          18,394
                                                                      ----------
    MEDICAL SERVICES -- 1.81%
      Cardinal Health, Inc                                                35,461
                                                           375
      HBO & Co.                                                            7,875
                                                           300
      Health Management Assoc.*                                            3,563
                                                           200
                                                                      ----------
                                                                          46,899
                                                                      ----------

    OFFICE SUPPLIES -- 2.41%
      Staples, Inc.*                                                      47,306
                                                         1,450
      Office Depot, Inc.*                                                 15,000
                                                           600
                                                                      ----------
                                                                          62,306
                                                                      ----------
    PHARMACEUTICALS -- 14.21%
      Abbott Labs
                                                         1,745            81,906
      Lilly (Eli) & Co.
                                                           500            40,469
      Merck & Co.
                                                           225            30,431
      Pfizer, Inc.
                                                         1,240           133,068
      Schering Plough Corp.
                                                           800            82,300
                                                                      ----------
                                                                         368,174
                                                                      ----------
    PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 1.41%
      Guidant Corp                                                        30,600
                                                           400
      Hillenbrand Industries                                               5,919
                                                           100
                                                                      ----------
                                                                          36,519
                                                                      ----------
    RETAIL STORES - 14.81%
      BJ's Wholesale Club, Inc.*                                          28,750
                                                           800
      Costco Companies, Inc.*                                             65,261
                                                         1,150
      CVS Corp                                                            25,127
                                                           550
      Dollar Tree Stores, Inc.*                                           23,137
                                                           600
      Gap, Inc.                                                           21,043
                                                           350
      Home Depot, Inc.                                                    60,900
                                                         1,400
      Kroger Company*                                                     27,750
                                                           500
      Safeway, Inc.*                                                      33,468
                                                           700
      Wal Mart Stores, Inc.                                               98,325
                                                         1,425
                                                                      ----------
                                                                         383,761
                                                                      ----------
    SOFTWARE -- 4.08%
      Microsoft Corp                                                     105,874
                                                         1,000
                                                                      ----------
    TELECOMMUNICATIONS --8.35%
      Airtouch Communications*                                            22,400
                                                           400
      Lucent Technologies                                                 76,178
                                                           950
      MCI Worldcom, Inc.*                                                 55,250
                                                         1,000
      SBC Communications                                                  62,522
                                                         1,350
                                                                      ----------
                                                                         216,350
                                                                      ----------

              TOTAL COMMON STOCK (COST $2,053,716)                     2,509,862
                                                                      ----------

MISCELLANEOUS ASSETS -- 1.67%
      CoreFund (Cost $43,381)                                             43,381
                                                        43,381
                                                                      ----------

Total Investments (Cost $2,097,097) -- 98.56%                         $2,553,243
                                                                      ----------

Other Assets and Liabilities -- 1.44%                                     37,162
                                                                      ----------

TOTAL NET ASSETS -- 100.00%                                           $2,590,405
                                                                      ==========

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 1997

THE NOAH FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
October 31, 1998

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Noah Investment Group, Inc. (the "Company") was incorporated under the laws of the state of Maryland on December 16, 1992, and consists solely of The Noah Fund (the "Fund"). The Company is registered as a no-load, open-end
diversified   management  investment  company  of  the  series  type  under  the
Investment Company Act of 1940 (the "1940 Act"). The primary investment objective of the Fund is to seek capital appreciation consistent with the preservation of capital, as adjusted for inflation, and current income. The Fund will not invest in and may not acquire the securities of businesses that are engaged, directly or through subsidiaries, in the alcoholic beverage, tobacco, pornographic and gambling industries or companies in the business of aborting life before birth. The Fund became effective with the Securities and Exchange Commission ("SEC") on May 10, 1996 and commenced operations on May 17, 1996.

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $17,797, have been paid by the Manager and will be reimbursed by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. On December 12, 1996, one of the original stockholders redeemed his shares which consisted of 50 percent of the seed money. This stockholder's proceeds were reduced by 50 percent of the unamortized deferred organization asset ($15,756 at that time). The unamortized deferred organization asset was reduced to $7,878 after the adjustment. The adjusted balance will be amortized over the remaining amortization period, not to exceed sixty months from the Fund's commencement of operations.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation --- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes --- No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders --- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The Fund's primary financial reporting and tax difference relates to the differing treatment for the amortization of deferred organization expenses. Permanent financial reporting and tax differences are reclassified to additional capital paid-in.

d) Use of Estimates --- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other --- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions utilizing an identified cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

                                                  Year Ended      Year Ended
                                                  October 31,     October 31,
                                                     1998            1997
                                                   --------        -------
     Shares sold                                    102,577         35,309
     Shares issued to holders in
        reinvestment of dividends                       472            152

     Shares redeemed                                (26,084)        (6,765)
                                                   --------        -------
     Net Increase                                    76,965         28,696
                                                   ========        =======

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 1998, were as follows:

     Purchases:
        U.S. Government                    $        0
        Other                               2,316,502
     Sales:
        U.S. Government                             0
        Other                               1,100,353

     At October 31, 1998, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                           $ 519,687
     (Depreciation)                           (63,541)
     Net appreciation on investments        $ 456,146
                                            ---------

     At October 31, 1998, the cost of investments for federal income tax purposes was $2,098,625.

4.   AGREEMENTS

     The Fund has entered into a Management Agreement with Polestar Management Company ("Polestar Management"). Pursuant to its Management Agreement with the Fund, the Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

     The Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.75% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated upon approval of the Board of Directors.

     Polestar Management has obtained Geewax, Terker & Company to serve as the Fund's sub-investment adviser.

     Effective January 1, 1998, Declaration Service Company was engaged as transfer agent, administrator and accounting services agent for the Fund. Declaration Distributors, Inc. will act as underwriter/distributor of the Fund.

     First Union National Bank, a publicly held bank holding company, serves as custodian for the Fund.

5.   RELATED PARTY TRANSACTIONS

     Martin V. Miller, Esq., an Officer of the Fund, furnishes legal services to the Fund. For the year ended October 31, 1998, the Fund incurred $12,104 for such services.

                              SANVILLE AND COMPANY

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of The Noah Investment Group, Inc.:

We have audited the accompanying statement of assets and liabilities of The Noah Fund (the "Fund") a portfolio of The Noah Investment Group, Inc., (a Maryland Corporation), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets for the year then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Noah Fund as of October 31, 1998, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                       /s/ SANVILLE & COM,PANY
                                           CERTIFIED PUBLIC ACCOUNTANTS

Abbington, Pennsylvania
December 13, 1998